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                                   Real Estate

                                   Securities

                               Semi-Annual Report

                                  June 30, 1999

Report Highlights
--------------------------------------------------------------------------------

o The first half of 1999 saw significant recovery in real estate stocks, with total returns in line with estimates for 1999's expected performance. The Fund's total return was 7.9%, which compares with the Wilshire Real Estate Securities Index at 6.8%, and the NAREIT Equity Index at 4.8%.

o Conditions in the real estate industry continue to be solid, with most sectors and regions in a dynamic equilibrium that results in real rental increases and reduced or stable vacancy. There are only a few locations likely to suffer from excess supply over the next two years.

o The United States' economy continues to grow, and the recent rate increase signals that the Federal Reserve believes inflation to be a bigger potential concern than recession. Traditionally, real estate companies have done relatively well in periods of moderate but predictable inflation.

o The public real estate companies' operating results have been at or above expectations thus far in 1999, and should remain strong through 2001. While growth has moderated from the record level of 1998, REIT multiples are near their historic lows on both an absolute basis and compared to S&P 500 multiples.

o Now that REIT stock prices have returned to levels that are close to net asset value, returns may reflect the results of the underlying assets -- relatively high current yields and moderate growth.

o If real estate stocks maintain their historically low correlation to other industry sectors, they may be expected to improve the investment efficiency of diversified portfolios.

o We continue to believe that this is a good time to allocate additional assets to public real estate companies.

Letter to Shareholders
--------------------------------------------------------------------------------

To Our Shareholders:

     We are pleased to report on the Flag Investors Real Estate Securities Fund's operations for the first half of 1999. The Fund seeks total return with a significant income component by investing in a diversified portfolio of REITs and real estate operating companies.

     The sub-advisor and portfolio manager -- LaSalle Investment Management (Securities), L.P. -- has ten professionals dedicated solely to evaluating and investing in public real estate securities. Its management team brings direct operating experience in property development, management, investment, and finance as well as more than a decade of successful REIT portfolio management experience to its efforts on behalf of your Fund.

The Flag Real Estate Fund's Performance

     Since its inception at the beginning of 1995, the Flag Investors Real Estate Securities Fund has produced competitive returns for its shareholders:



Total Return Performance(1)


                                                    Year-                      Since
                                                    to-Date  1-Year   3-Year  Inception(2)
-----------------------------------------------------------------------------------------
  Fund (gross return)   A Shares                     7.9%     -9.2%    9.2%     11.6%

                        B Shares                     7.5%     -9.9%    8.4%     10.8%

                        Institutional Shares         8.0%     -8.9%    N/A       5.6%

  Wilshire Real Estate Securities Index(3)           6.8%     -6.9%    9.8%     11.6%

  NAREIT Equity(4)                                   4.8%     -9.0%    9.6%     11.3%


--------------

(1) Past performance is not an indicator of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. These figures assume the reinvestment of dividends and capital gains and exclude the impact of any sales charge. If the maximum 4.5% sales charge were reflected, the quoted performance would be lower. Returns for less than 1 year are not annualized. See additional Performance Information on page 6.

(2)  Inception dates: Class A 1/3/95, Class B 1/3/95, Institutional 3/31/97.

(3 The Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs), Real Estate Operating Companies (REOCs) and partnerships. The Index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. The Index is rebalanced monthly and returns are calculated on a buy and hold basis. The Index has been constructed to avoid survivor bias. The Index is unmanaged and individuals cannot invest in the Index.

(4)  National Association of Real Estate Investment Trust.

Source: LaSalle Investment Management (Securities); Wilshire Associates; NAREIT.

--------------------------------------------------------------------------------

     Total returns for real estate companies during the first half reflected market recognition of the stronger companies in the industry, and continued releasing gains in much of the office sector. The positive performance in the hotel sector was led by the recovery of some of the better companies. Retail's weak first half came after relatively good performance in the sector in 1998.

Market Commentary -- A Return to Rational Performance

     1998 was perhaps the most frustrating time for institutional investors and REIT managements since the renaissance of the industry began in the early 1990s. Despite real estate industry performance and an economy that many observers called the best in a decade, the public companies in the real estate industry traded down in absolute terms, and underperformed the broad market, particularly the largest companies represented in the S&P 500.

     We believe 1998's performance was, beyond anything else, a matter of momentum investors chasing a record-setting bull market. While this continues to be a factor, as evidenced by the last few days of June, the market has at least given the real estate companies some recognition for their current earnings and dividend improvements.

     Valuations continue to be compelling. REIT multiples are near their lowest level since 1990; the REIT - S&P value margin has rarely been wider. New construction is at modest levels in most sectors and regions, and there is no glut on the horizon. Rental rate increases at above trendline growth rates are being achieved and are expected to continue for a number of quarters.



Portfolio Distribution at June 30, 1999

[Graphic Omitted]

In the printed version there appears a pie chart with the following percentages depicted:

Residential       21%
Hotels            10%
Diversified       15%
Self-Storage       8%
Retail            12%
Office/Industrial 34%

--------------------------------------------------------------------------------

     As the first half's earnings results showed, the companies' operations remain strong. Many analysts underestimated per share gains early in the year. We project that real estate companies will, in aggregate, produce 1999 per share growth of 10% to 11%; 2000's growth should be about 9%, both comfortably above our expected long term growth rates of 6% to 8% for quality property companies.

     The principal sector overweighting is office/industrial, with a particular focus on Central Business District (CBD) oriented companies and those operating in supply-constrained areas. Apartments are also overweighted, particularly in California and the Northeast. Retail is underweighted, with selected additions in 1999 of quality mall and strip center companies. Hotels are underweighted, although full service upscale holdings in selected CBDs are overweighted.

     We added several investments in the first half, including Kimco Realty Corp. and JDN Realty, high-quality developers and operators of strip retail, and reinvested in Simon Properties, which was removed last summer due to concern over institutional sales of its stock after the completion of a large merger.

     Investments were also initiated in Kilroy, the largest office owner specializing in Southern California, and Entertainment Properties Trust, the leading acquirer and lessor of state-of-the-art multi-screen cinemas.

     Our holdings in Irvine Apartments were liquidated pending a going-private transaction, and SunTerra Resorts and Prison Realty were eliminated, reflecting our concerns with significant changes in their management strategies and organizational structures.

Public Market Trends: 2000

     From time to time we find it useful to look at the longer-term trends that affect the real estate business and the investors and operators who participate in it.

o With public equity less available, REITs will focus on joint ventures and asset sales to provide liquidity and support expansion. Fee businesses and general partner or co-investment positions will also be used to leverage return on equity and increase access to deal flow.

--------------------------------------------------------------------------------

o Capital constraints and higher real estate prices will combine to reduce asset growth. Acquisitions will be more selective and will have to compete for limited capital with development and existing asset repositioning opportunities.

o Consolidation will continue, with the largest companies essentially buying assets when acquiring other REITs. Combinations between equals will produce limited stock market profits in the short term. Smaller companies not open to this possibility will be left behind.

o The timing and magnitude of renewed inflation remain an open question. Moderate rates of inflation and higher interest rates should favor those companies with appropriate leverage and financing in place.

o Individual company selection has largely replaced sector and geography as the key factor in producing superior investment returns. Management and capital skills have come to the fore.

o Lower levels of capital raising activity could greatly reduce the infrastructure that has been created by Wall Street to provide research on the industry and its companies. We believe this gives an advantage to those investment managers with deep internal capability in both securities and real estate research.

Conclusions

     With real estate markets in equilibrium and REIT stock prices close to net asset value, we believe REITs should return to their traditional role of offering high current yields, consistent moderate growth, and lower volatility than the general stock market.

     Based on our proprietary research, we believe 1999 and 2000 should be years of favorable real estate fundamentals and strong (8% to 11%) FFO earnings growth for the real estate companies.

     We believe this continues to be an excellent time to initiate or increase positions in real estate equities.

--------------------------------------------------------------------------------

We thank you for your participation in the Fund, and welcome your comments and questions.





/s/ William K. Morrill, Jr. /s/ Keith R. Pauley, CFA      /s/ James A. Ulmer III
William K. Morrill, Jr.     Keith R. Pauley, CFA          James A. Ulmer III
President                   Executive Vice President      Vice President

July 23, 1999

Flag Investors Real Estate Securities Fund
--------------------------------------------------------------------------------

Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include the total return of each of the Fund's classes, according to a standardized formula, for various time periods through the end of the most recent calendar quarter.

     The SEC standardized total return figures include the impact of the maximum initial sales charge for the Class A Shares and the contingent deferred sales charge applicable to the specified time period for the Class B Shares. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B Shares investors who continued to hold their shares past the end of the specified time period.

Average Annual Total Return

Periods Ended 6/30/99            1 Year      5 Years     Since Inception(1)

Class A Shares                   (13.28)%      --             10.42%

Class B Shares                   (13.86)%      --             10.28%

Institutional Shares              (8.94)%      --              0.83%

----------

(1) Inception dates: Class A 1/3/95, Class B 1/3/95, Institutional 3/31/97. These performance figures assume the reinvestment of dividends and capital gains.


     While the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of the Fund's classes are adjusted for sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC total return figures may differ from total return figures in the shareholder letter because the time periods may be different and because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

Flag Investors Real Estate Securities Fund
--------------------------------------------------------------------------------
Statement of Net Assets                                            June 30, 1999
(Unaudited)

                                                                                                       PERCENT     UNREALIZED
                                                                          MARKET        MARKET         OF NET        GAIN/
         SHARES                            SECURITY                       PRICE          VALUE         ASSETS       (LOSS)
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 99.5%

Diversified/Other - 14.7%
          38,500                     Capital Trust - Class A(1)          $  4.50      $   173,250         0.5%    $  (249,914)
          30,100                     Commercial Net Lease Realty           12.88          387,537         1.1         (69,100)
          88,000                     Catellus Development Corp.(1)         15.50        1,364,000         3.7        (275,446)
          43,600                     Vornado Realty Trust                  35.31        1,539,625         4.2         368,711
         118,744                     Northstar Capital Partners(1,2)       15.88        1,885,061         5.2        (500,819)
           2,430                     Vornado Operating, Inc.(1)             8.00           19,440         0.0           4,386
                                                                                      -----------       -----     -----------
                                                                                        5,368,913        14.7        (722,182)
Retail - 5.7%
          48,000                     Entertainment Properties Trust        17.63          846,000         2.3          28,200
           7,300                     Kimco Realty Corp.                    39.13          285,612         0.8           4,046
           7,500                     JDN Realty Corp.                      22.38          167,813         0.5           9,000
          46,800                     Developers Diversified
                                        Realty Corp.                       16.63          778,050         2.1           7,566
                                                                                      -----------       -----     -----------
                                                                                        2,077,475         5.7          48,812
Apartments - 19.8%
          35,000                     Apartment Investment &
                                       Management Co.                      42.75        1,496,250         4.1         346,910
          67,085                     AvalonBay Communities, Inc.           37.00        2,482,145         6.8         298,000
          16,104                     Camden Property Trust                 27.75          446,886         1.2         (27,141)
          30,750                     Equity Residential
                                      Properties Trust                     45.06        1,385,672         3.8         185,953
          34,652                     Post Properties, Inc.                 41.00        1,420,753         3.9         171,680
                                                                                      -----------       -----     -----------
                                                                                        7,231,706        19.8         975,402

Factory Outlets - 2.8%
          27,200                     Chelsea GCA Realty, Inc.              37.13        1,009,800         2.8         152,324
                                                                                      -----------       -----     -----------
                                                                                        1,009,800         2.8         152,324

Hotels - 10.4%
         120,983                     Host Marriott Corp.                   11.88        1,436,679         3.9        (562,530)
          36,348                     MeriStar Hospitality Corp.            22.44          815,558         2.2        (233,618)
          20,500                     MeriStar Hotels & Resorts, Inc.(1)     3.44           70,469         0.2         (52,362)
          34,300                     Starwood Lodging Trust                30.56        1,048,294         2.9        (740,649)
          95,919                     Wyndham Hotel Corp.(1)                 4.50          431,640         1.2      (1,451,353)
                                                                                      -----------       -----     -----------
                                                                                        3,802,640        10.4      (3,040,512)

Flag Investors Real Estate Securities Fund
--------------------------------------------------------------------------------
Statement of Net Assets                                            June 30, 1999
(Unaudited)

                                                                                                       PERCENT     UNREALIZED
                                                                          MARKET        MARKET         OF NET        GAIN/
         SHARES                            SECURITY                       PRICE          VALUE         ASSETS       (LOSS)
------------------------------------------------------------------------------------------------------------------------------
Mobile Homes - 1.4%
          14,200           Sun Communities, Inc.                          $35.50       $  504,100         1.4%      $  39,769
                                                                                      -----------       -----     -----------
                                                                                          504,100         1.4          39,769
Office/Industrial - 33.5%

          28,400           Boston Properties, Inc.                         35.88        1,018,850         2.8          63,152
          43,200           Duke Realty Investments, Inc.                   22.56          974,700         2.7          95,549
          50,000           Beacon Capital Partners(2)                      15.38          768,750         2.1        (231,250)
          25,400           Crescent Real Estate
                             Equities Co.                                  23.75          603,250         1.7        (322,398)
          62,179           Equity Office Properties Trust                  25.63        1,593,359         4.4        (131,369)
           5,600           Kilroy Realty Corp.                             24.38          136,500         0.4           9,820
          35,200           Weeks Corp.                                     30.50        1,073,600         2.9          49,762
          52,300           Mack-Cali Realty Corp.                          30.94        1,618,031         4.4        (304,308)
          12,000           PS Business Parks Inc.                          24.38          292,500         0.8           1,095
          63,200           Reckson Associates                              23.50        1,485,200         4.1         130,821
          32,016           Reckson Service
                             Industries, Inc.(1)                           15.13          484,242         1.3         263,366
          18,000           SL Green Realty Corp.                           20.44          367,875         1.0         (34,868)
          45,800           Spieker Properties, Inc.                        38.88        1,780,475         4.9         225,537
                                                                                      -----------       -----     -----------
                                                                                       12,197,332        33.5        (185,091)
Regional Malls - 3.6%

           6,900           Macerich, Co.                                   26.25          181,125         0.5          (5,352)
          24,100           Rouse Company                                   25.38          611,537         1.7         (62,519)
          20,000           Simon Property Group, Inc.                      25.38          507,500         1.4         (56,000)
                                                                                      -----------       -----     -----------
                                                                                        1,300,162         3.6        (123,871)
Self Storage - 7.6%
          52,500           Public Storage, Inc.                            28.00        1,470,000         4.0         114,068
          40,500           Storage USA, Inc.                               31.88        1,290,938         3.6        (103,898)
                                                                                      -----------       -----     -----------
                                                                                        2,760,938         7.6          10,170

Total Common Stock
  (Cost $39,098,245)                                                                   36,253,066        99.5      (2,845,179)
                                                                                      -----------       -----     -----------
Total Investments--99.5%
  (Cost $39,098,245)(3)                                                               $36,253,066        99.5
Other Assets in Excess of Liabilities--0.5%                                               167,517         0.5
                                                                                      -----------       -----
Total Net Assets--100.0%                                                              $36,420,583       100.0%
                                                                                      ===========       =====

Flag Investors Real Estate Securities Fund
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)                                June 30, 1999
(Unaudited)

Net Asset Value and Redemption Price Per:
  Class A Share
    ($29,078,130 divided by 2,367,639 shares outstanding)                 $12.28
                                                                          ======
  Class B Share
    ($6,715,693 divided by 548,121 shares outstanding)                    $12.25(4)
                                                                          ======
  Institutional Share
    ($626,760 divided by 50,581 shares outstanding)                       $12.39
                                                                          ======
Maximum Offering Price Per:
  Class A Share
    ($12.28 divided by 0.955)                                             $12.86
                                                                          ======
  Class B Share                                                           $12.25
                                                                          ======
  Institutional Share                                                     $12.39
                                                                          ======


---------------
(1)  Non-income producing security.
(2)  Securities are fair valued by management see Note 1.
(3)  Aggregate cost for federal tax purposes was $38,430,455.
(4) Redemption value is $11.76 following a maximum 4% contingent deferred sales charge.

See Notes to Financial Statements.

Flag Investors Real Estate Securities Fund
--------------------------------------------------------------------------------
Statement of Operations

                                                                    For the
                                                                  Six Months
                                                                     Ended
                                                                    June 30,
--------------------------------------------------------------------------------
                                                                     1999(1)

Investment Income:
   Dividends ...............................................       $ 1,004,221
   Interest ................................................             8,663
                                                                   -----------
        Total income .......................................         1,012,884
                                                                   -----------
Expenses:
   Investment Advisory Fees ................................           122,888
   Distribution Fees .......................................            72,147
   Professional Fees .......................................            44,510
   Transfer Agent Fees .....................................            24,493
   Registration Fees .......................................            24,049
   Accounting Fees .........................................            17,670
   Organization Fees .......................................            14,047
   Shareholder Reporting Fees ..............................            11,903
   Custodian Fees ..........................................            11,837
   Miscellaneous Expenses ..................................             1,330
   Directors' Fees .........................................               992
                                                                   -----------
        Total Expenses .....................................           345,866
   Less: Fees Waived .......................................           (88,060)
                                                                   -----------
        Net Expenses .......................................           257,806
                                                                   -----------
   Net Investment Income ...................................           755,078
                                                                   -----------

Realized and unrealized gain/(loss) on investments:
   Net realized loss from security transactions ............          (236,599)
   Change in unrealized appreciation of investments ........         2,133,895
                                                                   -----------
   Net gain on investments .................................         1,897,296
                                                                   -----------
Net increase in net assets resulting from operations .......       $ 2,652,374
                                                                   ===========

------------
(1)  Unaudited.

                       See Notes to Financial Statements.

Flag Investors Real Estate Securities Fund
--------------------------------------------------------------------------------
Statements of Changes in Net Assets


                                                                   For the Six        For the
                                                                      Months         Year Ended
                                                                   Ended June 30,    December 31,
-------------------------------------------------------------------------------------------------
                                                                     1999(1)            1998
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income ...................................     $    755,078      $  2,007,708
   Net realized gain/(loss) from security transactions .....         (236,599)          981,839
   Change in unrealized appreciation/
     depreciation of investments ...........................        2,133,895       (14,660,156)
                                                                 ------------      ------------
   Net increase/(decrease) in net assets resulting
     from operations .......................................        2,652,374       (11,670,609)
                                                                 ------------      ------------

Distributions to Shareholders from:
   Net investment income:
     Class A Shares ........................................         (685,290)       (1,296,479)
     Class B Shares ........................................         (125,191)         (249,595)
     Institutional Shares ..................................          (13,798)          (24,043)
                                                                 ------------      ------------
   Net realized long-term gains:
     Class A Shares ........................................             --          (1,218,097)
     Class B Shares ........................................             --            (295,348)
     Institutional Shares ..................................             --             (23,198)
                                                                 ------------      ------------
   Return of capital:
     Class A Shares ........................................             --            (103,847)
     Class B Shares ........................................             --             (21,830)
     Institutional Shares ..................................             --              (1,944)
                                                                 ------------      ------------
   Total distributions .....................................         (824,279)       (3,234,381)
                                                                 ------------      ------------
Capital Share Transactions:
   Proceeds from sale of shares ............................        2,497,282        15,886,815
   Value of shares issued in reinvestment of dividends .....          659,838         2,740,207
   Cost of shares redeemed .................................      (10,026,566)      (14,115,495)
                                                                 ------------      ------------
   Increase/(decrease) in net assets derived from
     capital share transactions ............................       (6,869,446)        4,511,527
                                                                 ------------      ------------
   Total decrease in net assets ............................       (5,041,351)      (10,393,463)

Net Assets:
   Beginning of period .....................................       41,461,934        51,855,397
                                                                 ------------      ------------
   End of period (including distributions in excess
     of net investment income of $69,217 and
     $0, respectively) .....................................     $ 36,420,583      $ 41,461,934
                                                                 ============      ============


------------
(1)  Unaudited.


                       See Notes to Financial Statements.

Flag Investors Real Estate Securities Fund
--------------------------------------------------------------------------------
Financial Highlights--Class A Shares

(For a share outstanding throughout each period)


                                                                 For the Six
                                                                Months Ended
                                                                  June 30,
--------------------------------------------------------------------------------
                                                                  1999(1)
Per Share Operating Performance:
   Net asset value at beginning of period ................       $  11.64
                                                                 --------

Income from Investment Operations:
   Net investment income .................................           0.23
   Net realized and unrealized gain/(loss) on investments            0.67
                                                                 --------
   Total from Investment Operations ......................           0.90
                                                                 --------

Less Distributions:
   Distributions from net investment income ..............          (0.26)
   Distributions from net realized capital gains .........             --
   Return of capital .....................................             --
                                                                 --------
   Total distributions ...................................          (0.26)
                                                                 --------
   Net asset value at end of period ......................       $  12.28
                                                                 ========

Total Return(4) ..........................................           7.86%
Ratios to Average Daily Net Assets:
   Expenses(5) ...........................................           1.25%(7)
   Net investment income(6) ..............................           4.13%(7)

Supplemental Data:
   Net assets at end of period (000) .....................       $ 29,078
   Portfolio turnover rate ...............................              6%

---------------
(1) Unaudited.

(2) Commencement of operations.

(3) Distributions per share have been reclassified to reflect the actual return of capital amounts for 1995.

(4) Total return excludes the effect of sales charge.

(5) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.70% (annualized), 1.55%, 1.58%, 2.28% and 3.25% (annualized) for the period ended June 30, 1999 and for the years ended December 31, 1998, 1997 and 1996 and the period ended December 31, 1995, respectively.

(6) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 3.66% (annualized), 3.98%, 3.54%, 4.26% and 3.89% (annualized) for the period ended June 30, 1999, and for the years ended December 31, 1998, 1997 and 1996 and the period ended December 31, 1995, respectively.

(7) Annualized.

(8) Effective January 1, 1996, the Fund's expense and net investment income ratios have been based on average daily net assets. Prior to that date they were based on average monthly net assets. Under the prior method, the ratio of expenses to average net assets was 1.19% and the ratio of net investment income to average net assets was 5.95%.

Flag Investors Real Estate Securities Fund
--------------------------------------------------------------------------------

                                                                                                                   For the Period
                                                                               For the Years                      January 3, 1995(2)
                                                                             Ended December 31,                 through December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                 1998              1997              1996             1995
Per Share Operating Performance:
   Net asset value at beginning of period ................      $ 15.78          $  13.89          $  11.20          $ 10.00
                                                                -------          --------          --------          -------

Income from Investment Operations:
   Net investment income .................................         0.58              0.52              0.61             0.56
   Net realized and unrealized gain/(loss) on investments         (3.79)             2.44              2.90             1.21
                                                                -------          --------          --------          -------
   Total from Investment Operations ......................        (3.21)             2.96              3.51             1.77
                                                                -------          --------          --------          -------
Less Distributions:
   Distributions from net investment income ..............        (0.46)            (0.60)            (0.58)           (0.49)(3)
   Distributions from net realized capital gains .........        (0.43)            (0.47)            (0.22)           (0.05)
   Return of capital .....................................        (0.04)               --             (0.02)           (0.03)(3)
                                                                -------          --------          --------          -------
   Total distributions ...................................        (0.93)            (1.07)            (0.82)           (0.57)
                                                                -------          --------          --------          -------
   Net asset value at end of period ......................      $ 11.64          $  15.78          $  13.89          $ 11.20
                                                                =======          ========          ========          =======

Total Return(4) ..........................................       (20.82)%           22.01%            32.70%           18.19%
Ratios to Average Daily Net Assets:
   Expenses(5) ...........................................         1.25%             1.25%             1.25%            1.25%(7,8)
   Net investment income(6) ..............................         4.28%             3.87%             5.29%            6.09%(7,8)

Supplemental Data:
   Net assets at end of period (000) .....................      $33,239          $ 41,773          $ 19,816          $ 7,171
   Portfolio turnover rate ...............................           24%               35%               23%              28%


                       See Notes to Financial Statements.

Flag Investors Real Estate Securities Fund
--------------------------------------------------------------------------------
Financial Highlights--Class B Shares

(For a share outstanding throughout each period)

                                                                       For the Six
                                                                      Months Ended
                                                                         June 30,
--------------------------------------------------------------------------------------
                                                                         1999(1)
Per Share Operating Performance:
   Net asset value at beginning of period ....................           $11.60
                                                                         ------

Income from Investment Operations:
   Net investment income .....................................             0.19
   Net realized and unrealized gain/(loss) on investments ....             0.67
                                                                         ------
   Total from Investment Operations ..........................             0.86
                                                                         ------
Less Distributions:
   Dividends from net investment income ......................            (0.21)

   Distributions from net realized capital gains .............               --
   Return of capital .........................................               --
                                                                         ------
   Total distributions .......................................            (0.21)
                                                                         ------
   Net asset value at end of period ..........................           $12.25
                                                                         ======

Total Return(4) ..............................................             7.51%
Ratios to Average Daily Net Assets:
   Expenses(5) ...............................................             2.00%(7)
   Net investment income(6) ..................................             3.38%(7)

Supplemental Data:
   Net assets at end of period (000) .........................           $6,716
   Portfolio turnover rate ...................................                6%

-----------
(1) Unaudited.

(2) Commencement of operations.

(3) Distributions per share have been reclassified to reflect the actual return of capital amounts for 1995.

(4) Total return excludes the effect of sales charge.

(5) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 2.45% (annualized), 2.30%, 2.33%, 3.03% and 4.05% (annualized) for the period ended June 30, 1999, and for the years ended December 31, 1998, 1997, and 1996 and the period ended December 31, 1995, respectively.

(6) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 2.91% (annualized), 3.18%, 2.79%, 3.43% and 3.09% (annualized) for the period ended June 30, 1999, and for the years ended December 31, 1998, 1997, and 1996 and the period ended December 31, 1995, respectively.

(7) Annualized.

(8) Effective January 1, 1996, the Fund's expense and net investment income ratios are based on average daily net assets. Prior to that date they were based on average monthly net assets. Under the prior method, the ratio of expenses to average net assets was 1.90% and the ratio of net investment income to average net assets was 5.25%.

Flag Investors Real Estate Securities Fund
--------------------------------------------------------------------------------



                                                                                                                 For the Period
                                                                              For the Years                     January 3, 1995(2)
                                                                            Ended December 31,                 through December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                   1998            1997              1996               1995
Per Share Operating Performance:
   Net asset value at beginning of period ....................   $ 15.71          $13.84            $11.18             $10.00
                                                                 -------          ------            ------             ------

Income from Investment Operations:
   Net investment income .....................................      0.47            0.42              0.52               0.50
   Net realized and unrealized gain/(loss) on investments ....     (3.77)           2.42              2.89               1.20
                                                                 -------          ------            ------             ------
   Total from Investment Operations ..........................     (3.30)           2.84              3.41               1.70
                                                                 -------          ------            ------             ------
Less Distributions:
   Dividends from net investment income ......................     (0.34)          (0.50)            (0.51)             (0.42)(3)

   Distributions from net realized capital gains .............     (0.43)          (0.47)            (0.22)             (0.05)
   Return of capital .........................................     (0.04)             --             (0.02)             (0.05)(3)
                                                                 -------          ------            ------             ------
   Total distributions .......................................     (0.81)          (0.97)            (0.75)             (0.52)
                                                                 -------          ------            ------             ------
   Net asset value at end of period ..........................   $ 11.60          $15.71            $13.84             $11.18
                                                                 =======          ======            ======             ======

Total Return(4) ..............................................    (21.39)%         21.11%            31.67%             17.40%
Ratios to Average Daily Net Assets:
   Expenses(5) ...............................................      2.00%           2.00%             2.00%              2.00%(7,8)
   Net investment income(6) ..................................      3.48%           3.12%             4.46%              5.39%(7,8)

Supplemental Data:
   Net assets at end of period (000) .........................   $ 7,641          $9,799            $5,295             $3,016
   Portfolio turnover rate ...................................        24%             35%               23%                28%

                       See Notes to Financial Statements.

Flag Investors Real Estate Securities Fund
--------------------------------------------------------------------------------
Financial Highlights--Institutional Shares

(For a share outstanding throughout each period)

                                                                                                          For the Period
                                                                     For the Six          For the        March 31, 1997(2)
                                                                     Months Ended       Year Ended            through
                                                                       June 30,         December 31,        December 31,
---------------------------------------------------------------------------------------------------------------------------
                                                                        1999(1)             1998                1997
Per Share Operating Performance:
   Net asset value at beginning
     of period ................................................         $11.74             $ 15.91             $14.19
                                                                        ------             -------             ------

Income from Investment Operations:
   Net investment income ......................................           0.27                0.58               0.47
   Net realized and unrealized
     gain/(loss) on investments ...............................           0.66               (3.78)              2.14
                                                                        ------             -------             ------
   Total from Investment Operations ...........................           0.93               (3.20)              2.61
                                                                        ------             -------             ------

Less Distributions:
   Dividends from net investment
     income ...................................................          (0.28)              (0.50)             (0.42)
   Distributions from net realized
     capital gains ............................................             --               (0.43)             (0.47)
   Return of capital ..........................................             --               (0.04)                --
                                                                        ------             -------             ------
   Total distributions ........................................          (0.28)              (0.97)             (0.89)
                                                                        ------             -------             ------
Net asset value at end of period ..............................         $12.39             $ 11.74             $15.91
                                                                        ======             =======             ======

Total Return ..................................................           8.03%             (20.64)%            18.84%
Ratios to Average Daily Net Assets:
   Expenses(3) ................................................           1.00%(5)            1.00%              1.00%(5)
   Net investment income(4) ...................................           4.48%(5)            4.73%              4.30%(5)
Supplemental Data:
   Net assets at end of period (000) ..........................         $  627             $   582             $  288
   Portfolio turnover rate ....................................              6%                 24%                35%

------------
(1) Unaudited.

(2) Commencement of operations.

(3) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.45% (annualized), 1.28% and 1.39% (annualized) for the six months ended June 30, 1999, for the year ended December 31, 1998 and for the period ended December 31, 1997, respectively.

(4) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 3.91% (annualized), 4.45% and 3.73% (annualized) for the six months ended June 30, 1999, for the year ended December 31, 1998 and for the period ended December 31, 1997, respectively.

(5) Annualized.



                       See Notes to Financial Statements.

Flag Investors Real Estate Securities Fund
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)

NOTE 1--Significant Accounting Policies

     Flag Investors Real Estate Securities Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on May 2, 1994, and commenced operations January 3, 1995, is registered under the Investment Company Act of 1940 as a non-diversified open-end investment management company. Its objective is to seek total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry.

     The Fund consists of three share classes: Class A Shares and Class B Shares, which both began operation January 3, 1995, and Institutional Shares, which began operations March 31, 1997.

     The Class A and Class B Shares are subject to different sales charges. The Class A Shares have a 4.50% maximum front-end sales charge and the Class B Shares have a 4.00% maximum contingent deferred sales charge. In addition, each class has a different distribution fee. The Institutional Shares have neither a sales charge nor a distribution fee.

     When preparing the Fund's financial statements in accordance with generally accepted accounting principles, management makes estimates and assumptions. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. SECURITY VALUATION--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at its last bid price in the over-the-counter market. The Fund values short-term obligations with maturities of 60 days or less at amortized cost. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. At June 30, 1999, there were two Board valued securities collectively valued at $2,653,811, representing 7.8% of net assets of the Fund.

     B. REPURCHASE AGREEMENTS-- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The

Flag Investors Real Estate Securities Fund
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 1--concluded

        third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement requires that the collateral's market value, including any accrued interest, exceed the broker's repurchase obligation. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. FEDERAL INCOME TAX -- The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

        The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER -- The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund has deferred the costs incurred by its organization and the initial public offering of shares. These costs are being amortized on the straight-line method over a five-year period, which began when the Fund began operations.

        Real Estate Investment Trusts ("REITs") provide the majority of the dividend income that the Fund records. For income tax purposes, a portion of these dividends may consist of capital gains and return of capital. For financial reporting purposes, the Fund records these dividends as dividend income and records the investment in the REIT at market value.

Flag Investors Real Estate Securities Fund
--------------------------------------------------------------------------------


NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's investment advisor. In November 1998 Bankers Trust Corporation ("BT Corp.") and Deutsche Bank AG ("Deutsche Bank") entered into an Agreement and Plan of Merger. This merger transaction was consummated on June 4, 1999. As a result of the transaction, BT Corp. became a wholly-owned subsidiary of Deutsche Bank.

     As compensation for its advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.65% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million and 0.45% of the amount over $300 million. For the six months ended June 30, 1999, ICC's advisory fee was $122,888 of which $19,913 was payable at the end of the period.

     ICC has agreed to waive a portion of its fee and reimburse expenses so that the Fund's total operating expenses for any fiscal year do not exceed 1.25% of the Class A Shares' average daily net assets, 2.00% of the Class B shares' average daily net assets and 1.00% of the Institutional Shares' average daily net assets. ICC waived fees of $88,060 for the six months ended June 30, 1999.

     ICC also provides accounting services to the Fund for which the Fund pays ICC an annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets. For the six months ended June 30, 1999, ICC's fee was $17,670 of which $2,907 was payable at the end of the period.

     ICC also provides transfer agency services to the Fund for which the Fund pays ICC a per account fee that is calculated and paid monthly. For the six months ended June 30, 1999, ICC's fee was $24,493 of which $19,697 was payable at the end of the period.

     Certain officers and directors of the Fund are also officers or directors of ICC.

     LaSalle Investment Management (Securities), L.P. ("LaSalle") is the Fund's sub-advisor. As compensation for its sub-advisory services, ICC pays LaSalle a fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.40% of the first $100 million, 0.35% of the next $100 million, 0.30% of the next $100 million and 0.25% of the amount over $300 million.

Flag Investors Real Estate Securities Fund
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 2--concluded

     Bankers Trust Corporation has provided custody services to the Fund since September 22, 1997. For the six months ended June 30, 1999, custody fees amounted to $11,837 of which $5,441 was payable at the end of the period.

     ICC Distributors, Inc., a member of the Forum Group of companies, provides distribution services to the Fund for which the Fund pays ICC Distributors an annual fee pursuant to Rule 12b-1, that is calculated daily and paid monthly at the annual rate of: 0.25%, of the Class A Shares' average daily net assets and 1.00% of the Class B Shares average daily net assets. The fees for Class B Shares include a 0.25% shareholder servicing fee.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the six months ended June 30, 1999 was $168 and the accrued liability was $1,444.

Note 3--Capital Share Transactions

     The Fund is authorized to issue up to 15 million shares of $.001 par value capital stock (7 million Class A, 2 million Class B, 5 million Institutional Class and 1 million undesignated). Transactions in shares of the Fund were as follows:

                                                                           Class A Shares
                                                             ------------------------------------------
                                                               For the Six                  For the
                                                               Months Ended                Year Ended
                                                             June 30, 1999(1)             Dec. 31, 1998
                                                             ----------------             -------------
Shares sold ............................................           170,607                     913,519
Shares issued to shareholders on
   reinvestment of dividends ...........................            48,573                     173,588
Shares redeemed ........................................          (708,734)                   (878,163)
                                                              ------------                ------------
Net increase/(decrease) in shares outstanding ..........          (489,554)                    208,944
                                                              ============                ============
Proceeds from sale of shares ...........................      $  2,034,229                $ 12,447,914
Value of reinvested dividends ..........................           568,181                   2,258,875
Cost of shares redeemed ................................        (8,215,476)                (11,380,062)
                                                              ------------                ------------
Net increase/(decrease) from capital
   share transactions ..................................      $ (5,613,066)               $  3,326,727
                                                              ============                ============

-----------
(1) Unaudited.

Flag Investors Real Estate Securities Fund
--------------------------------------------------------------------------------


NOTE 3--concluded

                                                                           Class B Shares
                                                              -----------------------------------------
                                                               For the Six                  For the
                                                               Months Ended                Year Ended
                                                              June 30, 1999(1)            Dec. 31, 1998
                                                              ----------------            -------------
Shares sold ...........................................              39,204                    189,158
Shares issued to shareholders on
   reinvestment of dividends ..........................               6,946                     34,739
Shares redeemed .......................................            (156,485)                  (188,973)
                                                                -----------                -----------
Net increase/(decrease) in shares outstanding .........            (110,335)                    34,924
                                                                ===========                ===========
Proceeds from sale of shares ..........................         $   463,053                $ 2,735,502
Value of reinvested dividends .........................              79,638                    449,966
Cost of shares redeemed ...............................          (1,811,090)                (2,520,889)
                                                                -----------                -----------
Net increase/(decrease) from capital
   share transactions .................................         $(1,268,399)               $   664,579
                                                                ===========                ===========

                                                                        Institutional Shares
                                                             -------------------------------------------
                                                               For the Six                   For the
                                                               Months Ended                 Year Ended
                                                             June 30, 1999(1)              Dec. 31, 1998
                                                             ----------------              -------------
Shares sold ..............................................              --                      47,072
Shares issued to shareholders on
   reinvestment of dividends .............................           1,017                       2,477
Shares redeemed ..........................................              --                     (18,105)
                                                                 ---------                   ---------
Net increase in shares outstanding .......................           1,017                      31,444
                                                                 =========                   =========
Proceeds from sale of shares .............................              --                   $ 703,400
Value of reinvested dividends ............................       $  12,019                      31,366
Cost of shares redeemed ..................................              --                    (214,544)
                                                                 ---------                   ---------
Net increase from capital
share transactions .......................................       $  12,019                   $ 520,222
                                                                 =========                   =========

----------
(1) Unaudited.

Flag Investors Real Estate Securities Fund
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 4--Investment Transactions

     Excluding short-term obligations, purchases of investment securities aggregated $2,134,570 and sales of investment securities aggregated $9,007,045 for the six months ended June 30, 1999.

     For Federal income tax purposes, the tax cost of investments held at June 30, 1999 was $38,430,455. At June 30, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $2,569,714, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $4,747,103.

NOTE 5--Net Assets

     On June 30, 1999, net assets consisted of:

Paid-in capital:
   Class A Shares ............................................     $ 31,097,054
   Class B Shares ............................................        6,970,780
   Institutional Shares ......................................          835,938
Distribution in excess of net investment income ..............          (69,218)
Accumulated net realized gain from security transactions .....          431,208
Unrealized depreciation of investments .......................       (2,845,179)
                                                                   ------------
                                                                   $ 36,420,583
                                                                   ============

                       This page intentionally left blank.

Flag Investors Real Estate Securities Fund
--------------------------------------------------------------------------------

Directors and Officers

                                 Richard T. Hale
                                    Chairman

                                James J. Cunnane
                                    Director

                               Joseph R. Hardiman
                                    Director

                                  Louis E. Levy
                                    Director

                               Eugene J. McDonald
                                    Director

                                Rebecca W. Rimel
                                    Director

                                Truman T. Semans
                                    Director


                               Carl W. Vogt, Esq.
                                    Director

                             William K. Morrill, Jr.
                                    President

                                 Keith R. Pauley
                            Executive Vice President

                               James A. Ulmer III
                                 Vice President

                                Joseph A. Finelli
                                    Treasurer

                                  Amy M. Olmert
                                    Secretary

Investment Objective

A mutual fund designed to seek total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry.

--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

--------------------------------------------------------------------------------

                                     [LOGO]

                                     Growth
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                                    Specialty
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                                    Balanced
                        Flag Investors Value Builder Fund

                                  Fixed Income
                  Flag Investors Short-Intermediate Income Fund
              Flag Investors Total Return U.S. Treasury Fund Shares

                                 Tax-Free Income
                  Flag Investors Managed Municipal Fund Shares

                                  Money Market
                    Flag Investors Cash Reserve Prime Shares

                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  800-767-FLAG

                                 Distributed by:
                             ICC Distributors, Inc.



                                                                           RESA
                                                                          (8/99)